Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

26 January 2026

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. TO BECOME “DAUCH

CORPORATION”

American Axle & Manufacturing Holdings, Inc. (the “Company”) today announced that on 23 January 2026 the Company changed its name to Dauch Corporation (“Dauch”) (the “Name Change”). The Name Change became effective on 26 January 2026.

As a result of the Name Change, effective 5 February 2026, the Company’s shares of common stock will cease trading on the New York Stock Exchange under the name American Axle & Manufacturing Holdings, Inc. and under the ticker symbol “AXL” and will begin trading on the New York Stock Exchange under the name Dauch Corporation and under new ticker symbol, “DCH”.

Following the Name Change, existing stock certificates, which reflect the former name of the Company, will continue to be valid unless and until such certificates are exchanged for new stock certificates reflecting the new name of the Company.

The Name Change has no effect on the Combination with Dowlais Group plc (“Dowlais”). As announced on 16 January 2026, the Court Hearing in respect of the Combination has been scheduled to take place on 30 January 2026.

David C. Dauch, Chairman and Chief Executive Officer of Dauch, commented:

“This is a transformational moment for our company and its stockholders and another visible milestone in our long-term strategy as we prepare for the planned business acquisition of Dowlais Group and its subsidiaries. The name stands for clarity, confidence, and a commitment to performance with a legacy of leadership that has helped shape engineering and manufacturing. It represents a responsibility to our stakeholders, a dedication to operational excellence, and a willingness to take bold steps as we strive to exceed today’s standards and capitalize on tomorrow’s potential.”

The new name and branding will go into effect today with a brand identity rollout that will commence with the completion of the Combination, which is expected to occur on 3 February 2026.

No action is required by the Company’s shareholders with respect to the Name Change or the ticker symbol change.

Terms used but not defined in this announcement have the same meanings as in the scheme document published in connection with the Scheme and sent by Dowlais to Dowlais Shareholders on 19 June 2025.

Enquiries

Dauch

David H. Lim, Head of Investor Relations	+1 (313) 758-2006

Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814

J.P. Morgan (Exclusive financial adviser to Dauch)

Ian MacAllister / Michael Murphy	+1 (212) 270 6000

Robert Constant / Jonty Edwards	+44 (0) 203 493 8000

FGS Global (PR adviser to Dauch)

Jim Barron	+1 212 687 8080

Charlie Chichester / Rory King	+44 20 7251 3801

Allen Overy Shearman Sterling LLP is acting as legal adviser to Dauch.

Disclaimers

J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority and regulated in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority) is acting as financial adviser exclusively for Dauch and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than Dauch for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.

Further information

This announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this announcement is not an offer of securities for sale into the U.S. The new shares of common stock Dauch proposed to be issued to Dowlais Shareholders in connection with the Combination (the “New Dauch Shares”) have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act") and will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and also will not be subject to the proxy solicitation rules under the U.S. Securities and Exchange Act of 1934, as amended (the "U.S. Exchange Act"). The Combination will be made solely through the Scheme Document, which, together with the accompanying Forms of Proxy and Mix and Match Elections in relation to the Mix and Match Facility, contain the full terms and conditions of the Combination.

The statements contained in this announcement are made as at the date of this announcement, unless some other time is specified in relation to them, and publication of this announcement shall not give rise to any implication that there has been no change in the facts set forth in this announcement since such date.

This announcement does not constitute a prospectus or a prospectus equivalent document.

This announcement has been prepared for the purpose of complying with English law and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside England.

The Combination is subject to the applicable requirements of English law, the Takeover Code, the Takeover Panel, the London Stock Exchange and the FCA.

Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the New Dauch Shares or the Combination or upon the adequacy, accuracy or completeness of this announcement. Any representation to the contrary is a criminal offence in the U.S.

Overseas Shareholders

The release, publication or distribution of this announcement in jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.

Accordingly, copies of this announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction.

Further details in relation to Dowlais Shareholders in overseas jurisdictions are contained in the Scheme Document (or, if the Combination is implemented by way of a Takeover Offer, the Takeover Offer documents).

Forward-looking statements

In this announcement, Dauch makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of Dauch and Dowlais to consummate the Combination in a timely manner or at all, the closing the Combination and the regulatory approval process. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect Dauch's or the combined company's future financial position and operating results. The terms such as "will," "may," "could," "would," "plan," "believe," "expect," "anticipate," "intend," "project," "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to Dauch include factors detailed in the reports Dauch files with the United States Securities and Exchange Commission (the "SEC"), including those described under "Risk Factors" in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. Dauch expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Publication on website

A copy of this announcement and the documents required to be published pursuant to Rule 26 of the Takeover Code and will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on Dauch’s website promptly and in any event by no later than 12 noon (London time) on the business day (as defined in the Takeover Code) following the date of this announcement.

Neither the content of the websites referred to in this announcement nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this announcement.

General

If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

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